AMENDMENT NO. 1
TO
SHARE UNIT PLAN FOR SENIOR EXECUTIVES OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
AND ITS SUBSIDIARIES

THIS IS AN AMENDMENT to the Share Unit Plan for Senior Executives of Great-West Life & Annuity Insurance Company and its Subsidiaries effective January 1, 2011.

Section 9.2 is amended and replaced to read as follows:

9.2    Settlement Payment

“Settlement shall be made by way of a cash payment (net of applicable statutory withholdings) to the Participant or to his or her Beneficiary, as the case may be, of an aggregate amount equal to the product of:

A.
the Market Value as of the Vesting Date. Notwithstanding the foregoing, in the case of PSUs granted to a Participant who Retires during the Performance Period, the Market Value shall be as of the last day of the Performance Period or, if earlier, the Market Value as of the date of the Participant’s death.

B.	the number of Vested PSUs then being settled.”

EXECUTED on behalf of the Company by its authorized officer, effective as provided above.

Executed for the Company by: Robert L. Reynolds

Title of Individual: President & Chief Executive Officer
of Great-West Life & Annuity Insurance Company

Signature: /s/ Robert L. Reynolds

AMENDMENT NO. 2
TO
SHARE UNIT PLAN FOR SENIOR EXECUTIVES OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
AND ITS SUBSIDIARIES

THIS IS AN AMENDMENT to the Share Unit Plan for Senior Executives of Great-West Life & Annuity Insurance Company and its Subsidiaries established by Great-West Life & Annuity Insurance Company (the “Company”) effective January 1, 2011.
1.
Section 2.q. is amended effective as of the date hereof and replaced to read as follows:

“Participating Corporation means Great-West Life & Annuity Insurance Company and its subsidiaries, and any other affiliate that participates in the Plan with the consent of the President and Chief Executive Officer of Great-West Life & Annuity Insurance Company.”

EXECUTED on behalf of the Company by its authorized officer, effective as provided above.

Executed for
the Company by:     Robert L. Reynolds

Title:             President & Chief Executive Officer
of Great-West Life & Annuity Insurance Company

Signature: /s/ Robert L. Reynolds

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